                                                                    Exhibit 99.6

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $575,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-BC2

                                  [SURF LOGO]

                          [LITTON LOAN SERVICING, L.P.]
                                    SERVICER

                            [J.P. MORGAN CHASE BANK]
                                    TRUSTEE

                                 [MAY 25, 2004]

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Deal              SURF 2004-BC2
Account           KBC
ML Coverage       Dan Lavers
Completed           5/25/2004 10:54
Completed by      Alan
Bond              A-/BBB
Comments:         BE cdr

                                                                         1                          2
                                  RATES                               Forward                    Forward
                                  SPEED            %pricing             100%                       100%
                       DEFAULT SEVERITY                                  40%                        70%
                    DEFAULT P&I ADVANCE                             100% Advance               100% Advance
                   DEFAULT RECOVERY LAG              Months              12                         12
                               TRIGGERS                                 Fail                       Fail
                           CLEANUP CALL                              To Maturity                To Maturity
                        DEFAULT BALANCE                            Current Balance            Current Balance
                        CPR = CDR + CRR    Capped at prepay
                              CPR = CRR        PSA standard          CPR = CRR                   CPR = CRR
                     INITIAL
                     BOND       SUB-
CLASS   RATINGS       SIZE    ORDINATION
A         AAA        82.05      19.20          CDR
                                               CummLosses
M1        AA          6.70      12.50          CDR                                -                            -
                                               CummLosses
M2        A           5.55       6.95          CDR
                                               CummLosses
M3        A-          1.70       5.25          CDR             9.9 CDR                    5.38 CDR
                                               CummLosses      56,482,299.46 (9.82%)      58,906,325.25 (10.24%)
B1        BBB         2.75       2.50          CDR             6.76 CDR                   3.79 CDR
                                               CummLosses      41,078,185.78 (7.14%)      42,970,950.73 (7.47%)
B2        BBB-        1.25       1.25          CDR
                                               CummLosses
                        -        1.25          CDR                                -                            -
                                               CummLosses
                        -        1.25          CDR                                -                            -
                                               CummLosses
                        -        1.25          CDR                                -                            -
                                               CummLosses
OC                    1.25       -                                                -                            -

                                                                          3                           4
                                  RATES                              Forward+200                  Forward+200
                                  SPEED            %pricing              100%                        100%
                       DEFAULT SEVERITY                                   40%                         70%
                    DEFAULT P&I ADVANCE                              100% Advance                 100% Advance
                   DEFAULT RECOVERY LAG              Months               12                          12
                               TRIGGERS                                  Fail                        Fail
                           CLEANUP CALL                               To Maturity                To Maturity
                        DEFAULT BALANCE                             Current Balance            Current Balance
                        CPR = CDR + CRR    Capped at prepay
                              CPR = CRR        PSA standard            CPR = CRR                     CPR = CRR
                     INITIAL
                     BOND       SUB-
CLASS   RATINGS       SIZE    ORDINATION
A         AAA        82.05      19.20          CDR
                                               CummLosses
M1        AA          6.70      12.50          CDR                                 -                            -
                                               CummLosses
M2        A           5.55       6.95          CDR
                                               CummLosses
M3        A-          1.70       5.25          CDR             6.09 CDR                     3.33 CDR
                                               CummLosses      37,534,410.03 (6.53%)        38,152,692.06 (6.64%)
B1        BBB         2.75       2.50          CDR             3.31 CDR                     1.86 CDR
                                               CummLosses      21,680,984.43 (3.77%)        22,046,496.40 (3.83%)
B2        BBB-        1.25       1.25          CDR
                                               CummLosses
                        -        1.25          CDR                                 -                            -
                                               CummLosses
                        -        1.25          CDR                                 -                            -
                                               CummLosses
                        -        1.25          CDR                                 -                            -
                                               CummLosses
OC                    1.25       -                                                 -                            -